SUB-ITEM 77Q1: EXHIBITS

     3. (e)(1)   Investment Advisory Agreement dated as of July 1,
                  1996 between Registrant and Bank of America
                  National Trust & Savings Association with respect to the National Municipal Bond Fund is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 51 to Registration Statement of Pacific Horizon Funds, Inc. on Form N-1A (Nos. 2-81110/811-4293) filed on November 13,
                  1996 ("Post-Effective Amendment No. 51").

     4.  (e)(2)   Investment Advisory Agreement dated as of July 30, 1996
                  between Registrant and Bank of America National Trust &
                  Savings Association with respect to the International Equity and Short-Term Government Funds is incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 51.

     5.  (e)(3)   Investment Advisory Agreement dated as of
                  September 1, 1996 between Registrant and Bank of
                  America National Trust & Savings Association with respect to the Corporate Bond Fund is incorporated by reference to Exhibit 5(h) to Post-Effective
                  Amendment No. 52 to the Registration Statement of
                  Pacific Horizon Funds, Inc. on Form N-1A (Nos.
                  2-81110/811-4293) filed on January 31, 1997
                  ("Post-Effective Amendment No. 52").

      6. (e)(4)   Amended and Restated Investment Advisory Agreement dated as of
                  January 1, 1997 between Registrant and Bank of America
                  National Trust & Savings Association with respect to the
                  International Equity Fund is incorporated by reference to
                  Exhibit 5(i) to Post-Effective Amendment No. 52.

      7. (e)(5)   Sub-Investment Advisory Agreement dated as of January 1, 1997 between Bank of America National Trust & Savings Association and Wellington Management Company, LLP with respect to the International Equity Fund is incorporated by reference to
                  Exhibit 5(j) to Post-Effective Amendment No. 52.